Exhibit 1.02

Conflict Minerals Report Executive Summary

In 2010, Congress passed the Dodd-Frank Wall Street Reform Act (the “Dodd-Frank Act”), which directed the Securities and Exchange Commission (the “SEC”) to issue regulations requiring certain companies to disclose their use of conflict minerals if those minerals are “necessary to the functionality or production of a product” manufactured by those companies such regulations, (the “Conflict Minerals Rule”). Under the Dodd-Frank Act, those minerals include tin, tungsten, tantalum, or gold (together, such minerals are referred to as “3TG”). Congress enacted the Conflict Minerals Rule due to concerns that the exploitation and trade of conflict minerals by armed groups is helping to finance conflict in the Democratic Republic of Congo (“DRC”) region. The Conflict Minerals Rule focuses on 3TG emanating from the DRC and nine adjoining countries (together, the “DRC Covered Countries”).

Under the Conflict Minerals Rule adopted by the SEC, and as this rule has been interpreted by the courts, companies are required to publicly disclose their use of conflict minerals, including through filing a “conflict minerals report” as an exhibit to Form SD, the new form created for conflict minerals disclosure. Companies must exercise due diligence on the source and chain of custody of the conflict minerals used in their business or in their products. Such due diligence measures must conform to a nationally or internationally recognized due diligence framework, such as the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Guidance”). Lear implemented a due diligence program to identify and trace the 3TG minerals in our supply chain. Such program was based on the OECD Guidance. Following our due diligence, it was determined that, like many of our peers in the automotive industry, Lear’s electrical and seating products contain 3TG minerals.

The Conflict Minerals Rule requires an issuer to provide specific information. This Conflict Minerals Report by the Company for the year ended December 31, 2013 (the “Report”) is presented to comply with the Conflict Minerals Rule. The information required, and Lear’s actions, are summarized below (and described in more detail later in this Report).

•	Description of the due diligence undertaken by Lear:

¡	Lear’s due diligence process (described in pages 4 through 7 of this report) aligns with the OECD Guidance. In particular, the Conflict Minerals Rule states that following the OECD Guidance satisfies the due diligence requirements of the Conflict Minerals Rule.

•	Steps taken or that will be taken to mitigate the risk that conflict minerals benefit armed groups:

¡	By means of the Automotive Industry Action Group, an automotive industry group in which Lear participates, Lear contributes financially to the Conflict Free Smelter Initiative (“CFSI”), an initiative which supports the validation and certification of smelters as “conflict free.” This is the primary methodology for downstream suppliers (such as Lear) to have influence on the upstream supply chain (such as the smelters). (See page 5, Item C of this Report.)

•	Facilities used to process the conflict minerals:

¡	A list of smelters was compiled from the information provided by the submissions obtained from our suppliers during the due diligence process. This list can be found in Attachment B to this report.

•	Efforts made to determine the mine or location of origin with the greatest possible specificity:

¡	Lear conducted a “Reasonable Country of Origin Inquiry” (“RCOI”), an inquiry regarding the origin of conflict minerals designed to determine the origination of minerals used by Lear’s suppliers or if such minerals are from recycled or scrap sources. Lear conducted its RCOI using the Electronic Industry Citizenship Coalition® and The Global e-Sustainability Initiative (“EICC/GeSI”) template. This template is a standard reporting template for companies to use to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. (See page 6 of this Report.)

¡	Lear solicited information from its suppliers through such templates. All responses were reviewed to determine if smelters used by Lear’s suppliers had been validated as compliant in accordance with the CFSI. (See pages 6 and 7 of this Report.)

Independent Private Sector Audit

The Conflict Minerals Rule contains a general requirement that companies obtain an independent private sector audit of their conflict minerals report and state in the final report that such audit has been completed. In light of the April 14, 2014 decision of the U.S. Court of Appeals for the District of Columbia Circuit, Lear is not required to have an independent private sector audit at this time.

CONFLICT MINERALS REPORT

For the Year Ended December 31, 2013

Section 1: Introduction and Company Overview

This Conflict Minerals Report (the “Report”) covers the period of January 1, 2013 through December 31, 2013 in compliance with Rule 13p-1 (the “Conflict Minerals Rule”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Under the Dodd-Frank Wall Street Reform Act (the “Dodd-Frank Act”), the Securities and Exchange Commission (the “SEC”) issued the Conflict Minerals Rule to require certain companies disclose their use of conflict minerals if those minerals are “necessary to the functionality or production of a product” manufactured by those companies. Under the Dodd-Frank Act, those minerals include tin, tungsten, tantalum, or gold (together, such minerals are referred to as “3TG”). Congress enacted the Conflict Minerals Rule due to concerns that the exploitation and trade of conflict minerals by armed groups is helping to finance conflict in the Democratic Republic of Congo (“DRC”) region. The Conflict Minerals Rule focuses on 3TG emanating from the DRC and nine adjoining countries (together, the “DRC Covered Countries”).

Lear Corporation (“Lear”) is a leading Tier 1 supplier to the global automotive industry. Our business spans all major automotive markets, and we supply seating and electrical distribution systems and related components to virtually every major automotive manufacturer in the world. As of December 31, 2013, we have manufacturing, engineering and administrative capabilities in 36 countries with 226 locations and are continuing to grow our business in all automotive producing regions of the world.

Lear is a recognized global leader in complete automotive seat systems and certain key individual component parts. Our seating business consists of the design, engineering, just-in-time assembly and delivery of complete seat systems, as well as the manufacture of all major seat components, including seat structures and mechanisms, seat covers, seat foam and headrests. Our electrical business consists of the design, engineering and manufacturing of complete electrical distribution systems that route electrical signals and manage electrical power within a vehicle for both traditional powertrain vehicles, as well as high-power for hybrid and electric vehicles. Key components of our electrical business include wiring harnesses, terminals and connectors, junction boxes, electronic control modules and wireless control devices. Our products are more fully described in our Annual Report, which can be accessed at: http://lear.com/.

Under the Conflict Minerals Rule adopted by the SEC, and as such Rule has been interpreted by the courts, companies (including Lear) are required to publicly disclose their use of conflict minerals, including through filing a “conflict minerals report” as an exhibit to Form SD, the new form created for conflict minerals disclosure.

Section 2: Due Diligence Framework

The final Conflict Minerals Rule adopted by the SEC requires that an issuer undertake a due diligence process and such due diligence follow a nationally or internationally recognized due diligence framework. Additionally, the Conflict Mineral Rule states that Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Guidance”) satisfies the criteria and may be used as a framework for purposes of satisfying the Conflict Minerals Rule requirement that an issuer exercise due diligence. Lear designed its due diligence measures to be in conformity, in all material respects, with the OECD Framework and, during 2013, Lear engaged in a due diligence process following such framework. Because Lear’s products, like those of many of our peers in the automotive industry, contain 3TG minerals, Lear also undertook to conduct a “Reasonable Country of Origin Inquiry” (as described in further detail below) regarding the origin of the 3TG minerals used in its products.

Section 3: Due Diligence Measures Undertaken

The following explains Lear’s due diligence process.

Step 1: Strong Management System

A. Conflict Minerals Policy

•	Lear developed and adopted a “Conflict Minerals Policy” that is published on Lear’s public website at: http://lear.com/ and is contained in Attachment A to this report.

¡	The policy states that Lear will comply with the disclosure and reporting requirements of the Conflict Minerals Rule of the Dodd-Frank Act, as well as the rules of the SEC promulgated under such Act.

¡	The policy also imposes an obligation on Lear’s suppliers to engage in due diligence of their respective supply chains to understand and report the content of the parts such suppliers provide to Lear.

B. Internal Management Structure

•	Cross Functional Team

¡	A “Cross Functional Team” was appointed to support the supply chain due diligence undertaken by Lear. Representatives from Lear’s Purchasing, Engineering, Finance, Corporate Compliance, Non-Production Purchasing, Information Technology, Environmental, Health and Safety, Philippines Engineering Technical Center and Legal departments serve on the team.

¡	The purpose of the Cross Functional Team is to ensure availability of resources necessary to support Lear’s supply chain due diligence process. The team monitors the execution and effectiveness of Lear’s due diligence process and collaborates to develop improvements.

•	Report Findings to Designated Senior Management and Board of Directors

¡	During 2013, Lear’s Compliance Committee, Audit Committee, and Board of Directors were provided periodic updates relating to Lear’s conflict minerals activities.

C. Controls and Transparency Over the Mineral Supply Chain

•	Industry Driven Programs

¡	The OECD Guidelines encourage participation in industry-driven programs to establish an industry-wide system of controls and transparency over the mineral supply chain including either a chain of custody or a traceability system.

¡	Lear is engaged and actively participates in the Automotive Industry Action Group (“AIAG”), an automotive industry group whose members include original equipment manufacturers (“OEM”) and “Tier 1” suppliers. This industry-driven group contributes financially to the Conflict Free Smelter Initiative (“CFSI”), which supports the validation and certification of smelters as conflict free. CFSI was founded in 2008 by members of the Electronic Industry Citizenship Coalition and the Global e-Sustainability Initiative, and has grown into one of the most utilized and respected resources for companies addressing conflict minerals issues.

¡	Certification through the CFSI validates chain of custody and/or traceability of the minerals from the mine to the smelter. This is the primary methodology for downstream suppliers (such as Lear) to have influence on the upstream supply base (such as the smelters).

D. Company Engagement With Suppliers

•	Lear has established an online supplier portal to strengthen Lear’s engagement with suppliers.

¡	The supplier portal is available at Lear’s website at: http://lear.com/en/supplier_info/ under the “Supplier Information” tab.

¡	The “Supplier Information” tab provides updated web guides for suppliers. Web guides are referred to in the “Terms and Conditions” used by Lear when contracting with suppliers, and such web guides contain requirements not specifically identified in the Terms and Conditions. Also, under the “Supplier Information” tab, additional conflict mineral documents are provided (e.g., Lear’s conflict mineral policy, supplier expectations, and communication requests to the supplier).

¡	Suppliers are able to contact a Lear conflict minerals representative anytime via email at: conflictminerals@lear.com.

E. Grievance Mechanism

•	The conflictminerals@lear.com mailbox is a mechanism available for any interested party to communicate their concerns/grievances regarding Lear’s conflict minerals process.

¡	This designated mailbox is accessible via email at: conflictminerals@lear.com

¡	This mailbox is checked for communications from interested parties.

¡	No grievances were received during 2013. However, in the event that a grievance is submitted, the established process is to review contents of the grievance, discuss with appropriate Lear individuals to seek resolution and communicate back to the person submitting the grievance.

Step 2 Identify and Assess Risk in Our Supply Chain

A. Identification of Suppliers and Point of Contact

•	To identify and assess risk in Lear’s supply chain, Lear utilized the International Material Data System (“IMDS”) list of suppliers that provide components to Lear. From this list, Lear used a two phased approach. First, Lear communicated with suppliers identified in the IMDS list as known to have 3TG in their products. Secondly, Lear communicated with the remaining suppliers that were not identified as having 3TG in their product.

•	Suppliers were requested to identify the individual(s) responsible for providing conflict mineral information for their company.

•	Non-responsive suppliers received a request from Lear a minimum of three times.

¡	A listing of non-responsive suppliers was sent to Lear’s “Purchasing Commodity Managers” to assist in obtaining the requested information.

•	Once contact names and email addresses were obtained, a Reasonable Country of Origin Inquiry (“RCOI”) was made using the Electronic Industry Citizenship Coalition® (“EICC®”) and The Global e-Sustainability Initiative (“GeSi”) template known as the CFSI Conflict Mineral Reporting Template (the “Template”).

¡	A Reasonable Country of Origin Inquiry (“RCOI”) is an inquiry regarding the origin of conflict minerals that is designed to determine where the minerals used by Lear’s suppliers originated or if they are from recycled or scrap sources.

¡	The Electronic Industry Coalition® and The Global e-Sustainability Initiative (“EICC/GeSI”) template was developed as a standard reporting template for companies to use to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict free policy, engagement with its direct suppliers and a listing of the smelters the company and its suppliers use. In addition, the Template contains questions about the origin of conflict minerals included in suppliers’ products, as well as about the due diligence conducted by suppliers.

B. Assessment of Risk

•	Lear considered the following risk elements in its due diligence process:

¡	Completeness of the submission of information by Lear’s suppliers, especially for those suppliers known to have 3TG in their components.

¡	Submission of smelter data and determination if smelters had been validated as audited in accordance with the CFSI.

¡	Consistency and substantiation of information by cross-checking submissions with the IMDS data.

•	As questions arose regarding supplier submissions, Lear communicated with the supplier for clarification and understanding.

Step 3: Design and Implement a Strategy to Respond to Identified Risks

•	Lear’s conflict minerals due diligence is an on-going, proactive process. During the first year, Lear’s strategy for identifying risks focused on the following:

¡	A review of all responses received by suppliers for indications of use of conflict minerals. This review focused on the following items: company name, company contact, current year response, use of conflict minerals, Lear commodities affected, each supplier’s conflict minerals policy and/or publicly posted policy, and information explaining how each supplier receives smelter information from their own suppliers.

¡	Following up with 3TG suppliers as determined by the IMDS within Lear’s supply chain that did not provide a completed Template in response to Lear’s request for such information.

•	Lear’s Purchasing Commodity Managers worked to engage non-responsive 3TG suppliers to provide Lear with a completed Template.

•	Lear checked responses from suppliers against the information obtained from the IMDS and investigated contradictory 3TG information. Lear communicated with the supplier to obtain clarification and understanding of 3TG content in their products supplied to Lear.

¡	A listing of smelter information provided to Lear by its supply chain has been compiled and is contained in Attachment B. The listing contains conflict free smelters as well as facilities that are not on the CFSI conflict free smelter list. As noted, Lear supports the CFSI and their independently verified list of conflict free smelters.

•	In addition to focusing on identifying risks as described above, Lear supports the refinement and expansion of the list of participating smelters through our membership in the CFSI program.

•	Report findings to designated senior management and Board of Directors

¡	During 2013, Lear’s Compliance Committee, Audit Committee, and Board of Directors were provided periodic updates relating to Lear’s conflict minerals activities. Updates focused on application and requirements of the Conflict Minerals Rule, development of a database used to track supplier responses, communication plan with suppliers, and activity relating to OEM customer reporting timing requirements.

Step 4: Independent Third Party Audit of Supply Chain Due Diligence

•	As a downstream supplier, Lear does not have a direct relationship with 3TG smelters and does not perform or direct audits of these entities within our supply chain.

•	Lear supports a third party audit program by contributing financially to the CFSI via the AIAG Association.

¡	The CFSI assesses the activities, processes and systems used by smelters to conclude whether such smelters are in conformance with the OECD Guidance and therefore certified conflict-free.

Step 5: Report on Supply Chain Due Diligence

Lear has prepared this Report and the associated Form SD and made such documents available online at: http://ir.lear.com/sec.cfm

Continuous Improvement Efforts to Mitigate Risk

As a result of our 2013 due diligence, Lear intends to take the following steps to improve the due diligence process and further mitigate risk for 2014 conflict mineral reporting:

•	Enhance and improve our RCOI and due diligence survey response rate by strengthening our engagement with suppliers.

•	Continue to participate in the AIAG (as discussed in item C on page 5 of this Report).

Attachment A

CONFLICT MINERALS POLICY

On August 22, 2012, under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the U. S. Securities and Exchange Commission (SEC) approved the final rule to impose disclosure and reporting requirements related to conflict minerals (tin, tungsten, tantalum, and gold). The rule requires U. S. publicly traded companies to disclose the presence of conflict minerals originating in the Democratic Republic of the Congo (DRC) or adjoining countries in the products they manufacture, if the conflict minerals are necessary to the functionality or production of such products.

As a supplier in the automotive and non-automotive industries, Lear uses a variety of materials in the products it manufactures. The supply chain for these materials is complex.

It is Lear’s policy to comply with the disclosure and reporting requirements of Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as all rules of the SEC promulgated under such Act. As part of our policy, Lear requires its suppliers to engage in due diligence of their supply chain to understand and report the content of their parts supplied to Lear.

By:	/s/ Matthew J. Simoncini
Name: Matthew J. Simoncini
Title: President and Chief Executive Officer

Attachment B

2013 Lear Smelters

(submissions from supply base)

Metal (*)	Smelter Reference List (*)	Standard Smelter Names (*)	Smelter Facility Location: Country (*)	Name of Mine(s) or if recycled or scrap sourced, state recycled or scrap	Location (Country) of Mine(s) or if recycled or scrap sourced, state recycled or scrap
Gold	AGR Matthey	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Aida Chemical Industries Co. Ltd.	Aida Chemical Industries Co. Ltd.	JAPAN	Recycled or Scrap	Canada, Peru, Spain, Portugal & Bolivia
Gold	Allgemeine	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold	Allgemeine Gold	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY	Recycled	Recycled/Scrap
Gold	Allgemeine Gold- & Silberscheideanstalt	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold	Allgemeine Gold- und Silberscheideanstalt A.G.	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Recycled	Recycled
Gold	ALMT	ALMT	CHINA
Gold	AngloGold Ashanti	AngloGold Ashanti Mineração Ltda	BRAZIL
Gold	AngloGold Ashanti Mineração Ltda	AngloGold Ashanti Mineração Ltda	BRAZIL
Gold	Argor Heraeus	Argor-Heraeus SA	SWITZERLAND	Recycled or scrap	Recycled
Gold	Argor-Heraeus SA	Argor-Heraeus SA	SWITZERLAND	may include recycle or scrap
Gold	Asahi Pretec Corp	Asahi Pretec Corp	JAPAN	Sumitomo Metal Mining Co., Ltd./ Cadia Hill/ Huckleberry	JAPAN/ Australia/ CANADA
Gold	Asahi Pretec Corp koube koujyo	Asahi Pretec Corp	JAPAN	recycled	recycled
Gold	Asahi Pretec Corporation	Asahi Pretec Corporation	JAPAN	may include recycle or scrap
Gold	Asaka Riken Co Ltd	Asaka Riken Co Ltd	JAPAN	Recycled	Recycled
Gold	ATAkulche	ATAkulche	TURKEY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Recycled	Recycled
Gold	ATI Tungsten Materials	ATI Tungsten Materials	UNITED STATES
Gold	Aurubis	Aurubis AG	GERMANY
Gold	Aurubis AG	Aurubis AG	GERMANY	Bom Futuro	Brazil
Gold	Boliden AB	Boliden AB	SWEDEN
Gold	Boliden Mineral AB	Boliden AB	SWEDEN
Gold	Caridad	Caridad	MEXICO	Mexico-mine	Chile;Mexico
Gold	Cendres & Metaux SA	Cendres & Metaux SA	SWITZERLAND
Gold	Central Bank of the DPR of Korea	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	Central Bank of the Philippines Gold Refinery & Mint	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Chimet	Chimet SpA	ITALY
Gold	Chimet SpA	Chimet SpA	ITALY
Gold	China Minmetals Nonferrous Metals Co Ltd	China Minmetals Nonferrous Metals Co Ltd	CHINA
Gold	China’s Shangdong Gold Mining Co., Ltd	The Refinery of Shandong Gold Mining Co., Ltd	CHINA
Gold	Chongyi Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Gold	Chugai Mining	Chugai Mining	JAPAN	may include recycle or scrap	Japan
Gold	Codelco	Codelco	CHILE
Gold	Daejin Indus Co. Ltd	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	Recycled	Recycled
Gold	DaeryongENC	DaeryongENC	KOREA, REPUBLIC OF	Recycled	Recycled
Gold	Do Sung Corporation	Do Sung Corporation	KOREA, REPUBLIC OF	Recycled	Recycled
Gold	Dowa	Dowa	JAPAN	Johnson Matthey Inc/ Sumitomo Metal Mining Co., Ltd./ Cadia Hill/ Xstrata Canada Corporation/ Heraeus Ltd Hong Kong	UNITED STATES/ Hishikari Mine/ Australia/ Canada/ HONG KONG
Gold	Dowa	Dowa Kogyo kk., Dowa Met	Japan	Huckleberry/Recycled	Canada/recycled
Gold	Dowa Kogyo k.k	Dowa	JAPAN	(include recycled)	(include recycled)
Gold	Dowa Metalmine co.ltd	Dowa	JAPAN
Gold	Dowa Metals & Mining Co. Ltd	Dowa	JAPAN
Gold	Dowa Metals & Mining. Kosak Seiren	Dowa	JAPAN	Sumitomo Metal Mining Co., Ltd./ Cadia Hill/ Huckleberry	JAPAN/ Australia/ CANADA
Gold	Duoluoshan	Duoluoshan	CHINA
Gold	Ekaterinburg	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	EM Vinto	EM Vinto	BOLIVIA	Bolivia
Gold	Exotech Inc.	Exotech Inc.	UNITED STATES
Gold	F&X	F&X	CHINA

Attachment B

2013 Lear Smelters

(submissions from supply base)

Gold	FSE Novosibirsk Refinery	FSE Novosibirsk Refinery	RUSSIAN FEDERATION		Recycled
Gold	Gannon & Scott	Gannon & Scott	UNITED STATES
Gold	Ganzhou Grand Sea W & Mo Group Co Ltd	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Gold	Geiju Non-Ferrous Metal Processing Co. Ltd.	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Gold	Gejiu Zi-Li	Gejiu Zi-Li	CHINA
Gold	Global Advanced Metals	Global Advanced Metals	UNITED STATES
Gold	Global Tungsten & Powders Corp	Global Tungsten & Powders Corp	UNITED STATES
Gold	Gold Bell Group	Gold Bell Group	CHINA
Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Germany	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Recycled. Scrap	Recycled, scrap
Gold	Heraeus Hanau	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Hong Kong	Heraeus Ltd Hong Kong	HONG KONG	may include recycle or scrap
Gold	Heraeus Ltd Hong Kong	Heraeus Ltd Hong Kong	HONG KONG	Heraeus Limited	Hongkong
Gold	Heraeus Materials Technology GMBH&CO.KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Technology Center	Heraeus Ltd Hong Kong	HONG KONG	Recycle	Recycle
Gold	Hi-Temp	Hi-Temp	UNITED STATES
Gold	Hunan Chenzhou Mining Group Co	Hunan Chenzhou Mining Group Co	CHINA
Gold	Hwasung CJ Co. Ltd	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF	Recycled	Recycled
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	La Caridad
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN	Sumitomo Metal Mining Co., Ltd./ Cadia Hill/ Huckleberry	JAPAN/ Australia/ CANADA
Gold	Ishifuku Tokyo Melters	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	Japan Mint	JAPAN
Gold	Japan Mint	Japan Mint	JAPAN
Gold	Japan New Metals Co Ltd	Japan New Metals Co Ltd	Japan
Gold	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	CHINA
Gold	Jiangxi Nanshan	Jiangxi Nanshan	CHINA
Gold	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Gold	Jiangxi Tungsten Industry Group Co Ltd	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Gold	JM USA	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Canada	Johnson Matthey Limited	CANADA
Gold	Johnson Matthey Inc	Johnson Matthey Inc	UNITED STATES		Recycled/Scrap
Gold	Johnson Matthey Limited	Johnson Matthey Limited	CANADA
Gold	Johnson Matthey USA	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey(Salt lake City)	Johnson Matthey Inc	UNITED STATES	Utah-recycled	USA-recycled
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralectromed	JSC Uralectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd	JX Nippon Mining & Metals Co., Ltd	JAPAN	Cadia Hill/Recycled	Australia/Recycled
Gold	Kazzinc Ltd	Kazzinc Ltd	KAZAKHSTAN	Various mines, Tallison	South America/Australia
Gold	Kojima Chemicals Co. Ltd	Kojima Chemicals Co. Ltd	JAPAN	recycled	recycled
Gold	Korea Metal	Korea Metal	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN	Mibra, GAM	Brazil, Australia
Gold	L’ azurde Company For Jewelry	L’ azurde Company For Jewelry	SAUDI ARABIA
Gold	LS Nikko	LS-Nikko Copper Inc	KOREA, REPUBLIC OF	may include recycle or scrap
Gold	LS-Nikko Copper Inc	LS-Nikko Copper Inc	KOREA, REPUBLIC OF	Scrap	Korea, Republic Of
Gold	Materion	Materion	UNITED STATES	Escondido, Andia, Cuquicamata	Chile, Vales Brazil
Gold	Materion Advanced Metals	Materion	UNITED STATES	Recycled	UNITED STATES
Gold	Matsuda Sangyo Co. Ltd	Matsuda Sangyo Co. Ltd	JAPAN	Recycled	Recycled
Gold	Metalor HK	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Switzerland	Metalor Technologies SA	SWITZERLAND	may include recycle or scrap
Gold	Metalor Technologies (Hong Kong) Ltd	Metalor Technologies (Hong Kong) Ltd	HONG KONG

Attachment B

2013 Lear Smelters

(submissions from supply base)

Gold	Metalor Technologies SA	Metalor Technologies SA	SWITZERLAND
Gold	Metalor Technologies SA	Metalor Technologies SA	SWITZERLAND	Metalor	Switzerland
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES
Gold	Met-Mex Peñoles, S.A.	Met-Mex Peñoles, S.A.	MEXICO
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	Huckleberry/Recycled	Canada/Recycled
Gold	Mitsui	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Recycled	Recycled
Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	may include recycle or scrap
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN		Not Provided
Gold	Nihon Material Co. LTD	Nihon Material Co. LTD	JAPAN	may include recycle or scrap	Australia,Mozamique/Canada
Gold	Nippon Mining	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold	NMMC	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Norddeutsche Affinererie AG	Aurubis AG	GERMANY
Gold	Novosibirsk	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Ohio Precious Metals LLC.	Ohio Precious Metals	UNITED STATES	Domestic USA Jewelery and electronics scrap. No imported goods	Domestic USA Jewelery and electronics scrap. No imported goods
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OPM	Ohio Precious Metals LLC.	UNITED STATES	USA	USA
Gold	PAMP SA	PAMP SA	SWITZERLAND
Gold	Pan Pacific Copper Co. LTD	Pan Pacific Copper Co. LTD	JAPAN
Gold	Perth Mint (Western Australia Mint)	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Perth Mint (Western Australia Mint)	Western Australian Mint trading as The Perth Mint	AUSTRALIA	Refining etc.	AUSTRALIA
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION		China
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA
Gold	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA
Gold	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA
Gold	PT Bangka Putra Karya	PT Bangka Putra Karya	INDONESIA
Gold	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA
Gold	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA
Gold	PT BilliTin Makmur Lestari	PT BilliTin Makmur Lestari	INDONESIA
Gold	PT Bukit Timah	PT Bukit Timah	INDONESIA
Gold	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA
Gold	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA
Gold	PT HP Metals Indonesia	PT HP Metals Indonesia	INDONESIA
Gold	PT Koba Tin	PT Koba Tin	INDONESIA
Gold	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA
Gold	PT Refined Banka Tin	PT Refined Banka Tin	INDONESIA
Gold	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA
Gold	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA
Gold	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA
Gold	PT Timah	PT Timah	INDONESIA
Gold	PT Timah Nusantara	PT Timah Nusantara	INDONESIA
Gold	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA
Gold	PT Yinchendo Mining Industry	PT Yinchendo Mining Industry	INDONESIA
Gold	PX Précinox SA	PX Précinox SA	SWITZERLAND	Talison, Noventa, Tanco	Australia,Mozambique/Canada
Gold	Qiankun Gold and Silver	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Rand Refinery (Pty) Ltd	Rand Refinery (Pty) Ltd	SOUTH AFRICA	Recycled	Recycled
Gold	RFH	RFH	CHINA
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA		Recycled/Scrap;Canada

Attachment B

2013 Lear Smelters

(submissions from supply base)

Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES
Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES
Gold	Saganoseki Smelter & Refinery	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold	SAMWON METALS Corp.	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Schone Edelmetaal	Schone Edelmetaal	NETHERLANDS
Gold	SEMPSA	SEMPSA Joyeria Plateria SA	SPAIN
Gold	SEMPSA Joyeria Plateria SA	SEMPSA Joyeria Plateria SA	SPAIN
Gold	Shandong Gold Mining (Laizhou)	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	Shandong Zhaoyuan Gold Argentine refining company limited	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA		Zhaoyuan China
Gold	Shangdong Zhaojin Group	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	Shyolkovsky	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Smelter Not Listed	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Smelter Not Listed	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Gold	Smelter Not Listed	AIDA Chemical Industories Co.,Ltd	JAPAN
Gold	Smelter Not Listed	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Smelter Not Listed	ANZ	AUSTRALIA
Gold	Smelter Not Listed	ASAKA RIKEN CO., LTD.	JAPAN	Scrap	Scrap
Gold	Smelter Not Listed	C.Uyemura & CO,.LTD	JAPAN
Gold	Smelter Not Listed	Cheong Hing	HONG KONG
Gold	Smelter Not Listed	CHUGAI MINING CO.,LTD	JAPAN	CHINA
Gold	Smelter Not Listed	DaeryungENC	KOREA, REPUBLIC OF	Recycled	Recycled
Gold	Smelter Not Listed	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	Smelter Not Listed	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Smelter Not Listed	Dosung metal	KOREA, REPUBLIC OF	Recycled	Recycled
Gold	Smelter Not Listed	DUOXIN	CHINA
Gold	Smelter Not Listed	ECO-SYSTEM RECYCLING CO.,LTD.	JAPAN	recycled	recycled
Gold	Smelter Not Listed	Ferro Corporation	UNITED STATES	Recycled	Recycled
Gold	Smelter Not Listed	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Smelter Not Listed	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Smelter Not Listed	Government (Police Dept.)	CHINA
Gold	Smelter Not Listed	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Smelter Not Listed	Harima Smelter	JAPAN	Hishikari Mine	3844, Hishikari-Maeme, Isa, Kagoshima 895-2701, Japan
Gold	Smelter Not Listed	Harmony Gold Refinery	SOUTH AFRICA
Gold	Smelter Not Listed	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Smelter Not Listed	Henan San Men Xia	CHINA
Gold	Smelter Not Listed	Henan zhongyuan gold melter	CHINA
Gold	Smelter Not Listed	Heraeus Group	UNITED STATES
Gold	Smelter Not Listed	Heraeus Precious Metals North America	UNITED STATES
Gold	Smelter Not Listed	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA
Gold	Smelter Not Listed	HonHai Precision Co., Ltd.	TAIWAN
Gold	Smelter Not Listed	Hwasung CJ Co., Ltd	KOREA, REPUBLIC OF	Recycled	Recycled
Gold	Smelter Not Listed	Jhonson Mattehey	UNITED STATES
Gold	Smelter Not Listed	Jie sheng	CHINA
Gold	Smelter Not Listed	Jin Jinyin refining company limited	CHINA
Gold	Smelter Not Listed	JinBao Electronic Co., Ltd.	CHINA
Gold	Smelter Not Listed	Jinlong Copper Co., Ltd.	CHINA	Pogo Mine	Alaska,United States
Gold	Smelter Not Listed	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Smelter Not Listed	Kee Shing	HONG KONG
Gold	Smelter Not Listed	Kennecott Utah Copper	UNITED STATES
Gold	Smelter Not Listed	Kojima Chemicals Co., Ltd.	JAPAN	recycled	recycled
Gold	Smelter Not Listed	Kunshan Jinli chemical industry reagents co., Ltd.	China	Shanghai gold exchange	Kunshan(China)
Gold	Smelter Not Listed	KYOCERA	JAPAN
Gold	Smelter Not Listed	La Caridad Mine	MEXICO

Attachment B

2013 Lear Smelters

(submissions from supply base)

Gold	Smelter Not Listed	LG-Nikko	KOREA, REPUBLIC OF
Gold	Smelter Not Listed	Malaysian Electronics Materials Sdn Bhd	MALAYSIA
Gold	Smelter Not Listed	Metalor Technologies Singapore Pte Ltd	SINGAPORE
Gold	Smelter Not Listed	MK electron	KOREA, REPUBLIC OF
Gold	Smelter Not Listed	N.E.Chemcat Corporation	JAPAN
Gold	Smelter Not Listed	Nihon Material Co., Ltd	JAPAN
Gold	Smelter Not Listed	Niihama Nickel Refinery	JAPAN	Hishikari Mine	3844, Hishikari-Maeme, Isa, Kagoshima 895-2701, Japan
Gold	Smelter Not Listed	Nippon Micrometal Corporation	JAPAN
Gold	Smelter Not Listed	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
Gold	Smelter Not Listed	rui sheng	INDONESIA
Gold	Smelter Not Listed	Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
Gold	Smelter Not Listed	Scotia Mocatta	HONG KONG
Gold	Smelter Not Listed	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	Smelter Not Listed	SD(Samdok) Metal	KOREA	Recycled	Korea
Gold	Smelter Not Listed	Shan Dong Huangjin	CHINA
Gold	Smelter Not Listed	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Smelter Not Listed	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold	Smelter Not Listed	So Accurate Refing Group	UNITED STATES	Domestic USA Jewelery and electronics scrap. No imported goods
Gold	Smelter Not Listed	Solar	TAIWAN	recycling	recycling
Gold	Smelter Not Listed	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Smelter Not Listed	Technic Inc	UNITED STATES
Gold	Smelter Not Listed	THE HUTTI GOLD MINES CO.LTD	INDIA
Gold	Smelter Not Listed	TongLing Nonferrous Metals Group Holdings Co;Ltd	CHINA		CHINA
Gold	Smelter Not Listed	UBS AG	SWITZERLAND	UBS AG	Switzerland
Gold	Smelter Not Listed	United Precious Metal Refining Inc.	UNITED STATES
Gold	Smelter Not Listed	United Refining	UNITED STATES
Gold	Smelter Not Listed	UYEMURA	UNITED STATES
Gold	Smelter Not Listed	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Smelter Not Listed	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA	recycled	recycled
Gold	Smelter Not Listed	YOKOHAMA METAL CO., LTD.	JAPAN	Recycle	Japan
Gold	Smelter not Listed	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF
Gold	Smelter Not Listed	Zhaojin Gold Argentine refining company limited	CHINA
Gold	Smelter Not Listed	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold	Smelter Not Listed	Zhaojin Mining Industry CO., ltd	CHINA
Gold	Smelter Not Listed	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Smelter Not Listed	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA		CHINA
Gold	Smelter Not Listed	Zijin Kuang Ye Refinery	CHINA
Gold	Smelter Not Listed	(Cojima Chemicals Co., Ltd.)	JAPAN
Gold	Smelter not yet identified	Accurate Refining Group	UNITED STATES
Gold	Smelter not yet identified	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	Smelter not yet identified	China Sino-Platinum Metals Co., Ltd	CHINA
Gold	Smelter not yet identified	China Gold	CHINA
Gold	Smelter not yet identified	Heesung Metal Ltd	AUSTRALIA
Gold	Smelter not yet identified	Hisikari Mine	JAPAN
Gold	Smelter not yet identified	Hon Hai	Taiwan
Gold	Smelter not yet identified	Japan Pure Chemcial	Japan
Gold	Smelter not yet identified	Jinfeng Gold Mine Smelter	CHINA
Gold	Smelter not yet identified	LBMA	JAPAN
Gold	Smelter not yet identified	LITTELFUSE	USA
Gold	Smelter not yet identified	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
Gold	Smelter not yet identified	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Gold	Smelter not yet identified	Ningbo Kangqiang	CHINA	Recycled	Recycled
Gold	Smelter not yet identified	Nippon Mining & Mtetals	JAPAN
Gold	Smelter not yet identified	Rohm and Haas	CHINA

Attachment B

2013 Lear Smelters

(submissions from supply base)

Gold	Smelter not yet identified	SENJU METAL INDUSTRY CO., LTD.	JAPAN
Gold	Smelter not yet identified	Shandong Gold Mining Co., Ltd	CHINA
Gold	Smelter not yet identified	Shandong Zhaojin Gold Argentine refining company	CHINA
Gold	Smelter not yet identified	Williams Bufalo	USA
Gold	Smelter not yet identified	Wuxi Middle Treasure Materials	CHINA
Gold	Smelter not yet identified	Yunnan Tin	CHINA		China
Gold	SMM	Sumitomo Metal Mining Co. Ltd.	JAPAN	Recycled	Recycled
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Recycled	Recycled
Gold	Solar Applied Materials Taiwan	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Taiwan	TAIWAN	may include recycle or scrap
Gold	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co. Ltd.	JAPAN	Hishikari Mine	Japan
Gold	Suzhou Xingrui Noble	Suzhou Xingrui Noble	CHINA
Gold	Suzhou Xingrui Noble	Suzhou Xingrui Noble	CHINA
Gold	Tanaka	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Nippon Mining & Matal, Sumitomo Metal Mining	Japan
Gold	Tanaka Kikinnzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tanaka Kikinzoku Group	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Tanaka Kikinzoku	Hiratsuka-city, Kanagawa, Japan
Gold	Tanaka Kikinzoku Hanbai K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K. Shonan Plant	Tanaka Kikinzoku Kogyo K.K. Shonan Plant	JAPAN
Gold	The Great Wall Gold and Silver Refinery of China	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Tokuriki Honten Co. Ltd	Tokuriki Honten Co. Ltd	JAPAN	Recycled	Recycled
Gold	Tokuriki Tokyo Melters Assayers	Tokuriki Honten Co. Ltd	JAPAN
Gold	Torecom	Torecom	KOREA, REPUBLIC OF
Gold	Toyo Smelter & Refinery	Sumitomo Metal Mining Co. Ltd.	JAPAN		3844, Hishikari-Maeme, Isa, Kagoshima 895-2701, Japan
Gold	Toyo Smelter, Sumitomo Metal Mining Cco., Ltd		JAPAN
Gold	Ulba	Ulba	KAZAKHSTAN
Gold	Umicore Beligium	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Umicore Brazil Ltd	Umicore Brasil Ltda	BRAZIL
Gold	Umicore Hoboken	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Umicore Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Umicore SA	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Umicore SA Business Unit Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining Inc.	United Precious Metal Refining Inc.	UNITED STATES
Gold	VALCAMBI	Valcambi	SWITZERLAND		Switzerland
Gold	Valcambi SA	Valcambi SA	SWITZERLAND
Gold	Valcambi SUISSE	Valcambi SUISSE	SWITZERLAND
Gold	W.C. Heraeus GmbH	Heraeus Precious Metals GmbH & Co. KG	GERMANY	may include recycle or scrap
Gold	Western Australian Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Xstrata Canada Corporation	Xstrata Canada Corporation	CANADA	Recycled	Recycled/Scrap
Gold	Xstrata Corporation	Xstrata Canada Corporation	CANADA	Recyled	Recyled
Gold	Yokohama Metal Co Ltd	Yokohama Metal Co Ltd	JAPAN
Gold	Zhongjin Gold Corporation Limited	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	jiapigou mining industry limited company	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA		China
Gold	Zhuzhou Cemented Carbide Group Co Ltd	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Gold	Zijin Mining Group Co. Ltd	Zijin Mining Group Co. Ltd	CHINA		China
Tantalum	Cabot	Global Advanced Metals	UNITED STATES		Not from the “Conflict Region”—EICC-GeSi Smelter
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Duoluoshan	Duoluoshan	CHINA
Tantalum	Exotech Inc.	Exotech Inc.	UNITED STATES
Tantalum	F&X	F&X	CHINA	Recycled	Recycled
Tantalum	Gannon & Scott	Gannon & Scott	UNITED STATES
Tantalum	Ganzhou Grand Sea W & Mo Group Co Ltd	Ganzhou Grand Sea W and Mo Company,Ganzhou Grand Sea,Ganzhou Sinda W&Mo Co. Ltd.,Ganzhou Sinda,Ganzhou Sea Dragon,Ganzhou Hailong W & Mo Co. Ltd.	CHINA
Tantalum	Global Advanced Metals	Global Advanced Metals	UNITED STATES		Recycled

Attachment B

2013 Lear Smelters

(submissions from supply base)

Tantalum	Global Tungsten & Powders Corp	Global Tungsten & Powders Corp	UNITED STATES
Tantalum	H.C. Starck GmbH	H.C. Starck GmbH	GERMANY	San Rafel	Peru
Tantalum	HC Starck	H.C.Starck	GERMANY		Australia
Tantalum	Hi-Temp	Hi-Temp	UNITED STATES
Tantalum	Hunan Chenzhou Mining Group Co	Hunan Chenzhou Mining Group Co	CHINA
Tantalum	Japan New Metals Co Ltd	Japan New Metals Co Ltd	JAPAN
Tantalum	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA	Recycled	Recycled
Tantalum	JiuJiang Tambre Co. Ltd.	JIUJIANG TANBRE CO., LTD.	CHINA
Tantalum	Kemet Blue Powder	Kemet Blue Powder	UNITED STATES
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN	Recycled	Recycled
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN	Wodgina Scrap	Australia Scrap
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Ningxia	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Pitinga	Brazil
Tantalum	Niotan	Kemet Blue Powder	UNITED STATES
Tantalum	Plansee	Plansee	AUSTRIA
Tantalum	RFH	RFH	CHINA		Peru
Tantalum	Smelter Not Listed	A&M Minerals Ltd.	UNITED KINGDOM	Mines near Muhanga, Kibuye in Rwanda by bagging tagging system of iTSCi	Rwanda
Tantalum	Smelter Not Listed	ALMT	CHINA
Tantalum	Smelter Not Listed	ANHUI HERRMAN IMPEX CO., LTD	CHINA
Tantalum	Smelter Not Listed	ATI Tungsten Materials	UNITED STATES
Tantalum	Smelter Not Listed	Changsha Southern	CHINA
Tantalum	Smelter Not Listed	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum	Smelter Not Listed	CIF	BRAZIL	Mibra	Brazil
Tantalum	Smelter Not Listed	Ethiopian Minerals Development Share Company	ETHIOPIA	Kenticha	Ethiopia
Tantalum	Smelter Not Listed	Fombell	USA	Talison	Australia
Tantalum	Smelter Not Listed	Fujian Nanping	CHINA	Nanping	China
Tantalum	Smelter Not Listed	Jiangzi Yichum	CHINA	Yichun	China
Tantalum	Smelter Not Listed	Jiujiang Jinxin Nonferous Metals Co., Ltd	CHINA	recycled	recycled
Tantalum	Smelter Not Listed	Kemet Blue Metals	MEXICO	recycled/scrap	recycled/scrap
Tantalum	Smelter Not Listed	Matsuo Electric	JAPAN
Tantalum	Smelter Not Listed	Metal Do	JAPAN
Tantalum	Smelter Not Listed	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum	Smelter Not Listed	Mitsui	JAPAN	scrap	scrap
Tantalum	Smelter Not Listed	Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	Smelter Not Listed	NTET, Thailand	THAILAND
Tantalum	Smelter Not Listed	Posco	Korea
Tantalum	Smelter Not Listed	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Smelter Not Listed	Tantalite Resources	SOUTH AFRICA	Kisengo	DRC
Tantalum	Smelter not yet identified	Changsha Southern	CHINA
Tantalum	Smelter not yet identified	CIF	BRAZIL	Mibra	Brazil
Tantalum	Smelter not yet identified	Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	Smelter not yet identified	Shanghai Jiangxi Metals Co., Ltd	CHINA	Jiangxi Yichun Columbotantalite Mines	China
Tantalum	Smelter not yet identified	Solikamsk Metal Works	RUSSIAN FEDERATION	Recycled	Recycled
Tantalum	Smelter not yet identified	Taki Chemical Co., Ltd.	JAPAN	Recycled	Recycled
Tantalum	Smelter not yet identified	Tantalite Resources	SOUTH AFRICA
Tantalum	Solikamsk Metal Works	Solikamsk Metal Works	RUSSIAN FEDERATION	Recycled	Recycled
Tantalum	Taki Chemicals	Taki Chemicals	JAPAN
Tantalum	Tantalite Resources	Tantalite Resources	SOUTH AFRICA
Tantalum	Tejing (Vietnam) Tungsten Co Ltd	Tejing (Vietnam) Tungsten Co Ltd	VIETNAM
Tantalum	Telex	Telex	UNITED STATES
Tantalum	Ulba	Ulba	KAZAKHSTAN
Tantalum	Zhuzhou Cement Carbide	Zhuzhou Cement Carbide	CHINA

Attachment B

2013 Lear Smelters

(submissions from supply base)

Tantalum	Zhuzhou Cement Carbide	Zhuzhou Cement Carbide	CHINA
Tin	Alpha Metals	Cookson	UNITED STATES
Tin	Banka Tin	PT Tambang Timah	INDONESIA
Tin	Chengfeng Metals Co Pte Ltd	Yunnan Chengfeng	CHINA
Tin	China Minmetals	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Complejo Metalurico Vinto S.A.	EM Vinto	BOLIVIA
Tin	Cookson	Cookson	UNITED STATES	recycled	USA
Tin	Cooper Santa	Cooper Santa	BRAZIL
Tin	CV DS Jaya Abadi	CV DS Jaya Abadi	INDONESIA	Recycled or Scrap	Recycled or Scrap
Tin	CV Duta Putra Bangka	CV Duta Putra Bangka	INDONESIA
Tin	CV JusTindo	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	CV Nurjanah	INDONESIA
Tin	CV Nurjanah	CV Nurjanah	INDONESIA
Tin	CV Prima Timah Utama	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA
Tin	CV Serumpun Sebalai	CV United Smelting	INDONESIA	This column would be traced/certified by CFS program.	This column would be traced/certified by CFS program.
Tin	CV United Smelting	CV United Smelting	INDONESIA
Tin	Dowa	Dowa Metals & Mining Co. Ltd	JAPAN
Tin	EM Vinto	EM Vinto	BOLIVIA
Tin	Empresa Metallurgica Vinto	EM Vinto	BOLIVIA	Huanuni Tin mine	Huanuni town, Oruro, Bolivia
Tin	Empressa Nacional de Fundiciones (ENAF)	EM Vinto	BOLIVIA	Since the mine is surveyd by an organization commisioned by CFS Programm, the detail cannot be disclosed.|NA	Since the mine is surveyd by an organization commisioned by CFS Programm, the detail cannot be disclosed.|NA
Tin	Fenix Metals	Fenix Metals	POLAND
Tin	FSE Novosibirsk Refinery	Novosibirsk	RUSSIAN FEDERATION
Tin	Funsur	Funsur	PERU	Antauta, Melgar, Puno, Peru
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu Non-ferrous	Gejiu Non-ferrous	CHINA
Tin	Gejiu Zi-Li	Gejiu Zi-Li	CHINA
Tin	Gejiu Zili Metallurgy Co.	Gejiu Zi-Li	CHINA
Tin	GEJIU ZILI MINING&SMELTING CO. LTD.	Gejiu Zi-Li	CHINA	China	China
Tin	Gold Bell Group	Gold Bell Group	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Jiangxi Nanshan	Jiangxi Nanshan	CHINA
Tin	Kai Unita Trade Limited Liability Company	Kai Unita Trade Limited Liability Company	CHINA
Tin	Linwu Xianggui Smelter Co	Linwu Xianggui Smelter Co	CHINA
Tin	Liuzhou China Tin	Liuzhou China Tin	CHINA
Tin	Liuzhou China Tin Group Co. Ltd.	Liuzhou China Tin	CHINA	The Supplier is EICC member	The Supplier is EICC member
Tin	Malaysia Smelting Corp	Malaysia Smelting Corp	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA	Rahman Hydraulic Tin Sdn. Bhd.	Malaysia
Tin	Malaysia Smelting Corporation Berhad	Malaysia Smelting Corp	MALAYSIA
Tin	Malaysia Smelting Corporation Berhad	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Mentok	PT Timah	INDONESIA
Tin	Metallo Chimique	Metallo Chimique	BELGIUM
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL
Tin	Minmetals Ganzhou Tin Co. Ltd.	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	Minsur	PERU	Recycled	Recycled
Tin	Minsur Mines	Minsur	PERU
Tin	Minsur S.A. Tin Metal	Minsur	PERU
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN
Tin	Novosibirsk	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Novosibirsk Integrated Tin Works	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	Zabaykalskly GOK, Russia	Russia/Kazakhstan
Tin	OMSA	OMSA	BOLIVIA
Tin	OMSA	OMSA	BOLIVIA

Attachment B

2013 Lear Smelters

(submissions from supply base)

Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana	INDONESIA
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA	Bangka Belitung	Indonesia
Tin	PT Bangka Putra Karya	PT Bangka Putra Karya	INDONESIA	Since the mine is surveyd by an organization commisioned by CFS Programm, the detail cannot be disclosed.|NA	Since the mine is surveyd by an organization commisioned by CFS Programm, the detail cannot be disclosed.
Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bellitin Makmur Lestari	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT BilliTin Makmur Lestari	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA	The Supplier is EICC member	The Supplier is EICC member
Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	PT HP Metals Indonesia	INDONESIA
Tin	PT Koba Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega	PT Panca Mega	INDONESIA
Tin	PT Refined Banka Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA
Tin	PT Tambang Timah	PT Tambang Timah	INDONESIA	PT TAMBANG TIMAH	Jl. Jenderal Sudirman 51 Pangkal Pinang 33121, Bangka, Indonesia
Tin	PT Timah	PT Timah	INDONESIA	Hishikari Gold Mine Isa	Kagoshima, Japan
Tin	PT Timah (Persero) TBK	PT Timah	INDONESIA
Tin	PT Timah Nusantara	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA	Recycled	Recycled
Tin	PT Yinchendo Mining Industry	PT Yinchendo Mining Industry	INDONESIA
Tin	Smelter Not Listed	AIM	CANADA	recycled	recycled
Tin	Smelter Not Listed	Assaf Conductors Ltd.	UNITED STATES
Tin	Smelter Not Listed	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Smelter Not Listed	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Smelter Not Listed	Electroloy Coroperation Sdn Bhd	MALAYSIA		Indonesia, Thailand & China
Tin	Smelter Not Listed	Gejiu Yunxi Group Corp.	CHINA
Tin	Smelter not listed	Gibbs Wire & Steel Co	UNITED STATES
Tin	smelter not listed	Grant Manufacturing and Alloying	UNITED STATES
Tin	Smelter Not Listed	GUANGXI PINGGUI PAMA CO., LTD	CHINA
Tin	Smelter Not Listed	International Wire Group, Inc	UNITED STATES
Tin	Smelter not listed	Jin Tian	CHINA
Tin	Smelter not listed	Kalas Wire	UNITED STATES
Tin	Smelter not listed	Keeling & Walker	UNITED KINGDOM
Tin	Smelter not listed	LITTELFUSE	UNITED STATES
Tin	Smelter Not Listed	Minsur, Chengfeng Metals Co Pte Ltd	CHINA	Minsur, Chengfeng Metals Co Pte Ltd|Yunnan Tin Company Limited	Peru, China |No. 1 Yan Lian Road, Gejiu city, Yunnan China
Tin	Smelter Not Listed	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin	Smelter Not Listed	MK Electron	INDONESIA
Tin	Smelter Not Listed	MSC Croporation Berhad	MALAYSIA
Tin	Smelter Not Listed	Nancang Metal Material Co., Ltd	CHINA	GeJiuShi DaTun town in yunnan province	China

Attachment B

2013 Lear Smelters

(submissions from supply base)

Tin	Smelter Not Listed	Thailand Smelting & Refining Co., Ltd	Thailand
Tin	Smelter not yet identified	5N Plus	GERMANY
Tin	Smelter not yet identified	AIM	CANADA
Tin	Smelter not yet identified	Alpha Metals Korea Ltd.	KOREA
Tin	Smelter not yet identified	Amalgamet	UNITED STATES
Tin	Smelter not yet identified	American Iron and Metal	CANADA		Canada
Tin	Smelter not yet identified	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Smelter not yet identified	Aoki Labatories Ltd	HONG KONG
Tin	Smelter not yet identified	Assaf Conductors Ltd.,	UNITED STATES
Tin	Smelter not yet identified	Ausmelt Limited	AUSTRALIA
Tin	Smelter not yet identified	BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY
Tin	Smelter not yet identified	Bangjia Island	INDONESIA
Tin	Smelter not yet identified	Best Metais	BRAZIL
Tin	Smelter not yet identified	Bintulu	MALAYSIA
Tin	Smelter not yet identified	Bonoka.Beliting INDONESIA	INDONESIA
Tin	Smelter not yet identified	Canfield	UNITED STATES
Tin	Smelter not yet identified	CFC Cooperative dos Fundidores de Cassiterita	BRAZIL
Tin	Smelter not yet identified	China Hongqiao	CHINA
Tin	Smelter not yet identified	China Tin Group(Guangxi)	CHINA
Tin	Smelter not yet identified	China Tin Smelter Co. Ltd.	CHINA		China
Tin	Smelter not yet identified	COBIX IND. E COM. DE METAIS LTDA.	BRAZIL
Tin	Smelter not yet identified	Cookson Alpha Metals(Shenzhen)Co.Ltd	China
Tin	Smelter not yet identified	Coopermetal Corp	BRAZIL
Tin	Smelter not yet identified	Dae Kil	KOREA
Tin	Smelter not yet identified	Daewoo International	KOREA		Banka, Indonesia
Tin	Smelter not yet identified	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin	Smelter not yet identified	Electro.oy Metal Pte.	SINGAPORE	PT. Timah Indonesia	Indonesia
Tin	Smelter not yet identified	Feinhütte Halsbrücke GmbH	GERMANY	confidential (not recycled or scrap)	not available
Tin	Smelter not yet identified	Fuji Metal Mining Corp.	TAIWAN
Tin	Smelter not yet identified	Fundipar	BRAZIL
Tin	Smelter not yet identified	Furukawa Electric	JAPAN
Tin	Smelter not yet identified	Hana-High Metal	Malaysia
Tin	Smelter not yet identified	Heraeus Materials Technology GmbH & Co. KG	GERMANY
Tin	Smelter not yet identified	Hitachi Cable	JAPAN
Tin	Smelter not yet identified	Huaxi Guangxi Group	CHINA
Tin	Smelter not yet identified	Hyundai-Steel	KOREA
Tin	Smelter not yet identified	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
Tin	Smelter not yet identified	Imperial Zinc	UNITED STATES
Tin	Smelter not yet identified	INBRA IND E COM DE METAIS LTDA	BRAZIL
Tin	Smelter not yet identified	Indonesian state tin corporation	INDONESIA	Banca	Indonesia
Tin	Smelter not yet identified	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin	Smelter not yet identified	Jau Janq/Grik Perak	MALAYSIA
Tin	Smelter not yet identified	Jean Goldschmidt International	BELGIUM	Recycled	Recycled
Tin	Smelter not yet identified	JGI	BELGIUM
Tin	Smelter not yet identified	KIHONG T & G	INDONESIA
Tin	Smelter not yet identified	KOBA	INDONESIA
Tin	Smelter not yet identified	KOKI JAPAN	JAPAN
Tin	Smelter not yet identified	Koki Products Co., Ltd	THAILAND
Tin	Smelter not yet identified	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Smelter not yet identified	Lai’bin China Tin Smelting Ltd.	CHINA
Tin	Smelter not yet identified	Lichung Soldering Manufacturing Co., Ltd	CHINA		CHINA
Tin	Smelter not yet identified	Lingu Xianggui Smelter Co., Ltd	CHINA
Tin	Smelter not yet identified	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin	Smelter not yet identified	Materials Eco-Refining CO., LTD	JAPAN	scrap	scrap

Attachment B

2013 Lear Smelters

(submissions from supply base)

Tin	Smelter not yet identified	Materieal Eco Refining Co., Ltd.	JAPAN
Tin	Smelter not yet identified	MCP Metalspecialties, Inc	UNITED STATES
Tin	Smelter not yet identified	Ming Li Jia smelt Metal Factory	CHINA		CHINA
Tin	Smelter not yet identified	Nankang Nanshan Tin Manufactory Co., Ltd	CHINA
Tin	Smelter not yet identified	Nathan Trotter & Co	UNITED STATES
Tin	Smelter not yet identified	Ney Metals and Alloys	UNITED STATES		Peru
Tin	Smelter not yet identified	NGHE TIN NON-FERROUS METAL	VIETNAM
Tin	Smelter not yet identified	NIHON KAGAKU SANGYO CO, LTD	JAPAN
Tin	Smelter not yet identified	NingBo YunJia Metal Material Co., LTD.	CHINA
Tin	Smelter not yet identified	OM Manufacturing Phils. Inc.	PHILIPPINES	Refined Materials	Philippines
Tin	Smelter not yet identified	OMG	UNITED STATES
Tin	Smelter not yet identified	POONGSAN CORPORATION	KOREA, REPUBLIC OF
Tin	Smelter not yet identified	PT Indra Eramulti Logam Industri	INDONESIA
Tin	Smelter not yet identified	PT Tambang Timah Tbk (Persero)	INDONESIA	www.timah.com
Tin	Smelter not yet identified	PT TIMAH (persero)	INDONESIA	The Supplier is EICC member	The Supplier is EICC member
Tin	Smelter not yet identified	Pure Technology	RUSSIAN FEDERATION
Tin	Smelter not yet identified	Puretech	RUSSIAN FEDERATION
Tin	Smelter not yet identified	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	Smelter not yet identified	RBT	INDONESIA
Tin	Smelter not yet identified	Redring Solder(M) SDN. BHD.	MALAYSIA
Tin	Smelter not yet identified	Rui Da Hung	TAIWAN
Tin	Smelter not yet identified	Salzgitter	GERMANY
Tin	Smelter not yet identified	Samhwa non-ferrorus Metal ind.co.ltd	Korea
Tin	Smelter not yet identified	SCM Metal Products, Inc.	UNITED STATES
Tin	Smelter not yet identified	Senju Metal Industries	JAPAN
Tin	Smelter not yet identified	SENJU METAL INDUSTRY CO., LTD.	JAPAN	confidential	Bolivia, Brazil, Canada, China, Indonesia, Malaysia, Peru
Tin	Smelter not yet identified	SEVELAR	SPAIN
Tin	Smelter not yet identified	SGS BOLIVIA S.A.	BOLIVIA
Tin	Smelter not yet identified	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA		Recover
Tin	Smelter not yet identified	Shandong,zhaoyuan,zhaojin	CHINA	Shandong	China
Tin	Smelter not yet identified	SHANGHAI XINYANG SEMICONDUCTOR MATERIALS CO., LTD	CHINA
Tin	Smelter not yet identified	Shen Mao Solder SDN BHD	Malaysia	Timah Koba, Indonesia
Tin	Smelter not yet identified	SHENMAO TECHNOLOGY INC	TAIWAN
Tin	Smelter not yet identified	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO., LTD.	CHINA
Tin	Smelter not yet identified	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin	Smelter not yet identified	Singapore LME Tin	SINGAPORE
Tin	Smelter not yet identified	Smelting Branch of Yunnan Tin Company Ltd	China
Tin	Smelter not yet identified	So Accurate Refing Group	UNITED STATES	Domestic USA Jewelery and electronics scrap. No imported goods	Domestic USA Jewelery and electronics scrap. No imported goods
Tin	Smelter not yet identified	Soft Metais LTDA	BRAZIL
Tin	Smelter not yet identified	Solder: Nippon Filler Metals Ltd	JAPAN	PT. Timah	Jl. Jenderal Sudirman, 51 Pangkalpinang 33121, Banka, Indonesia
Tin	Smelter not yet identified	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
Tin	Smelter not yet identified	Suzhou Jinyi jewelry factory	china
Tin	Smelter not yet identified	Taican City Nancang Metal Material Co., Ltd	CHINA	GeJiuShi DaTun town in yunnan province	China
Tin	Smelter not yet identified	Tamura	JAPAN
Tin	Smelter not yet identified	TCC steel	KOREA	Tin	Korea
Tin	Smelter not yet identified	TENNANT METAL PTY LTD.	AUSTRALIA
Tin	Smelter not yet identified	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	Smelter not yet identified	TIANSHUI LONG BO TECHNOLOGY CO., LTD	CHINA
Tin	Smelter not yet identified	Tongding metal materials Co., Ltd.	CHINA	Recycled	Recycled
Tin	Smelter not yet identified	Traxys	FRANCE
Tin	Smelter not yet identified	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA	Indonesia	Indonesia
Tin	Smelter not yet identified	UNITED SMELTER	INDONESIA
Tin	Smelter not yet identified	Univertical International	CHINA	Yunnan	CHINA
Tin	Smelter not yet identified	Wang Yu Manufacturing Co. Ltd.	TAIWAN

Attachment B

2013 Lear Smelters

(submissions from supply base)

Tin	Smelter not yet identified	WC Heraeus Hanau	GERMANY
Tin	Smelter not yet identified	Wieland Werke AG	GERMANY
Tin	Smelter not yet identified	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA	Unknown	Recover
Tin	Smelter not yet identified	Wynn xin	CHINA
Tin	Smelter not yet identified	XiHai	CHINA
Tin	Smelter not yet identified	XiHai—Liuzhou China Tin Group Co ltd—list as “China Tin”	CHINA	Guangxi	China
Tin	Smelter not yet identified	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Smelter not yet identified	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Smelter not yet identified	Yunnan Tin Group co, Ltd.	CHINA	Yunnan Tin	China
Tin	Smelter not yet identified	Yunnan Tin Industry Gejiu Smelter	CHINA
Tin	Smelter not yet identified	YunXi	CHINA	Yunnan Tin Mine	Yunnan, China
Tin	Smelter not yet identified	ZhongShi	CHINA
Tin	Smelter not yet identified	Zi Jin Copper	CHINA
Tin	Thailand Smelting and Refining Co. Ltd.	Thaisarco	THAILAND	The Supplier is EICC member
Tin	Thaisarco	Thaisarco	THAILAND
Tin	White Solder Metalurgia	White Solder Metalurgia	BRAZIL
Tin	Yunnan Chengfeng	Yunnan Chengfeng	CHINA
Tin	Yunnan Chengfeng Non-Ferrous Metals Co Ltd	Yunnan Chengfeng	CHINA	RECYCLED	RECYCLED BY CHINA
Tin	Yunnan Tin Company Limited	Yunnan Tin Company Limited	CHINA
Tin	Yuntinic Resources Inc.	Yunnan Tin Company Limited	CHINA
Tungsten	A.L.M.T. Corp.	A.L.M.T. Corp.	JAPAN	Recycled	Recycled
Tungsten	Alldyne Powder Technologies	ATI Tungsten Materials	UNITED STATES		UNITED STATES
Tungsten	ALMT	ALMT	JAPAN	Jiapigou Mining Industry Limited Company	China
Tungsten	ATI Tungsten Materials	ATI Tungsten Materials	UNITED STATES	Shiizhuyuan Mine	China
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	China Minmetals Corp.	China Minmetals Nonferrous Metals Co Ltd	CHINA	Domestic mine. Not recycle.	China
Tungsten	China Minmetals Nonferrous Metals Co Ltd	China Minmetals Corp,CMN,Minmetals,China Minmetals,Gan Bei Tungsten Industry Co. Ltd.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	China Minmetals Nonferrous Metals Co Ltd	CHINA	Domestic mine. Not recycle.	China
Tungsten	China National Nonferrous	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Corporation Ltd.	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co Ltd	CHINA	Domestic mine. Not recycle.	China
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Gan Bei Tungsten Industry Co. Ltd.	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	Ganzhou Grand Metals Minerals Industry Co., Ltd	China
Tungsten	Ganzhou Huaxin Tungsten Products Ltd	Jiangxi Tungsten Industry Group Co Ltd	CHINA		China
Tungsten	Ganzhou Huaxing Tungsten Products Co. Ltd.	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	Ganzhou Sea Dragon	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	Ganzhou Grand Sea Metals Minerals Industry W&Mo Co,.Ltd.	China
Tungsten	Ganzhou Sinda W&Mo Co. Ltd.	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA		China
Tungsten	Global Tungsten & Powders Corp	Global Tungsten & Powders Corp	UNITED STATES
Tungsten	Global Tungsten & Powders Corp USA	Global Tungsten & Powders Corp	UNITED STATES
Tungsten	H.C. Starck	HC Starck GmbH	GERMANY
Tungsten	HC Starck GmbH	HC Starck GmbH	GERMANY
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA		China
Tungsten	Japan New Metals Co Ltd	Japan New Metals Co Ltd	JAPAN	China	recycled
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA		Russia, South America
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	NINGHUA XINGLUOKENG TUNGSTEN MINING CO., LTD	China
Tungsten	Jiangxi Tungsten Industry Co Ltd	Jiangxi Tungsten Industry Group Co Ltd	CHINA	Luokeng Mine	China
Tungsten	Kennametal Inc.	Kennametal Inc.	UNITED STATES		UNITED STATES
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Smelter Not Listed	Ganzhou sinda W&Mo Co. Ltd.	CHINA
Tungsten	Smelter Not Listed	Kennametal Inc.	UNITED STATES
Tungsten	Smelter not yet identified	Hitachi Metals, Ltd.,	JAPAN
Tungsten	Smelter not yet identified	AK Steel Corp.	UNITED STATES

Attachment B

2013 Lear Smelters

(submissions from supply base)

Tungsten	Smelter not yet identified	allied-material Co Ltd	JAPAN
Tungsten	Smelter not yet identified	Alta Group	UNITED STATES		UNITED STATES
Tungsten	Smelter not yet identified	Altlantic Metals	UNITED STATES		UNITED STATES
Tungsten	Smelter not yet identified	ArcelorMittal Burns Harbor	UNITED STATES
Tungsten	Smelter not yet identified	Axis Material Limited	JAPAN	Recycled	Recycled
Tungsten	Smelter not yet identified	Beijing Zenith Materials	CHINA		China
Tungsten	Smelter not yet identified	ChangChun up-optech	CHINA		CHINA
Tungsten	Smelter not yet identified	CWB Materials	UNITED STATES		UNITED STATES
Tungsten	Smelter not yet identified	Degutea	Korea
Tungsten	Smelter not yet identified	Essar Steel Algoma	CANADA
Tungsten	Smelter not yet identified	FIRST COPPER TECHNOLOGY CO LTD	TAIWAN
Tungsten	Smelter not yet identified	Gallatin Steel	UNITED STATES
Tungsten	Smelter not yet identified	Hitachi	Japan
Tungsten	Smelter not yet identified	Hunan Chun-Chang Nonferrous Smelting & Concen.	CHINA		Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.
Tungsten	Smelter not yet identified	IES Technical Sales	UNITED STATES
Tungsten	Smelter not yet identified	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	CHINA
Tungsten	Smelter not yet identified	Jiangxi Tungsten Co., Ltd	CHINA		China
Tungsten	Smelter not yet identified	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Smelter not yet identified	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Smelter not yet identified	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Smelter not yet identified	Nanchang Cemented Carbide Limited Liability Company	CHINA	Gan Bei Tungsten Industry Co., Ltd.	China
Tungsten	Smelter not yet identified	NingHua XingLuoKeng TungSten MiningCO., LID	CHINA
Tungsten	Smelter not yet identified	North American Tungsten	UNITED STATES
Tungsten	Smelter not yet identified	North Star BlueScope Steel, LLC	UNITED STATES
Tungsten	Smelter not yet identified	Ram Sales	UNITED STATES
Tungsten	Smelter not yet identified	Sandvik Material Technology	SWEDEN		Ganzhou, China
Tungsten	Smelter not yet identified	Severstal Columbus	UNITED STATES
Tungsten	Smelter not yet identified	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Smelter not yet identified	Sincemat Co, Ltd	CHINA		CHINA
Tungsten	Smelter not yet identified	Solar Applid Materails Technology Corp.	TAIWAN
Tungsten	Smelter not yet identified	Steel Dynamics	UNITED STATES
Tungsten	Smelter not yet identified	Sylham	UNITED STATES
Tungsten	Smelter not yet identified	Taegutec	Korea
Tungsten	Smelter not yet identified	TaeguTec LTD.	KOREA
Tungsten	Smelter not yet identified	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten	Smelter not yet identified	ThyssenKrupp Steel	UNITED STATES
Tungsten	Smelter not yet identified	Tosoh	JAPAN
Tungsten	Smelter not yet identified	Triumph Northwest	UNITED STATES
Tungsten	Smelter not yet identified	Williams Brewster	USA
Tungsten	Smelter not yet identified	Wort Wayne Wire Die	UNITED STATES
Tungsten	Smelter not yet identified	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA		China
Tungsten	Starck	HC Starck GmbH	GERMANY
Tungsten	Stark	HC Starck GmbH	GERMANY
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	Tejing (Vietnam) Tungsten Co Ltd	VIETNAM
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	Wolfram Company CJSC	RUSSIAN FEDERATION		Russia
Tungsten	Wolfram JSC	Wolfram Company CJSC	RUSSIAN FEDERATION		Russia
Tungsten	Xiamen Tungsten Co Ltd	Xiamen Tungsten Co Ltd	CHINA
Tungsten	Xianglu Tungsten Industry Co. Ltd.	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA	Domestic mine. Not recycle.	China
Tungsten	XTC	Xiamen Tungsten Co Ltd	CHINA		China
Tungsten	XTC H.C.	Xiamen Tungsten Co Ltd	CHINA	A&IR MINING JSC	China
Tungsten	Zhuzhou Cemented Carbide	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	Zhuzhou Cemented Carbide Group Co Ltd	CHINA	No W CFS list published yet. Once W CFS list is published check for smelter names on the list	Shizhuyuan Mine